SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ___)

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CORTECH, INC.
(Name of Registrant as Specified in Its Charter)

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CORTECH, INC.
376 MAIN STREET
P.O. BOX 74
BEDMINSTER, NEW JERSEY 07921
(908) 234-1881

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 22, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cortech, Inc. will be held on Monday, May 22, 2006 at 8:30 a.m., local time, at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

1.    To elect five directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified:

2.    To approve the reincorporation by merger of Cortech into a newly formed, wholly owned Nevada subsidiary that would survive the merger. This merger is to change the state of incorporation from Delaware to Nevada and to change the name of Cortech to Kent International Holdings, Inc.; and

3.    To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

Only stockholders of record at the close of business on March 31, 2006, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at Cortech’s offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person.

The attached information statement contains a more detailed description of the reincorporation and I encourage you to read it thoroughly.

By Order of the Board of Directors

/s/ Paul O. Koether
Paul O. Koether
Chairman
Date: April 21, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CORTECH, INC.
376 MAIN STREET
P.O. BOX 74
BEDMINSTER, NEW JERSEY 07921
(908) 234-1881
________________________

INFORMATION STATEMENT FOR THE ANNUAL MEETING
MAY 22, 2006

General

This Information Statement is being furnished to the stockholders of Cortech, Inc., a Delaware corporation (“Cortech” or the "Company"), pursuant to Regulation 14(c) of the Securities Exchange Act of 1934 in connection with the forthcoming Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 22, 2006, at 8:30 a.m., at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Cortech's telephone number is (908) 234-1881.

This Information Statement and accompanying Notice of Annual Meeting of Stockholders are first being mailed on or about April 21, 2006 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Voting Securities

Only stockholders of record at the close of business on March 31, 2006 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 3,594,940 shares of Cortech's common stock, $.002 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to transact such matters as come before the Annual Meeting.

As of the Record Date, management and its affiliates collectively owned greater that 50% of Cortech’s outstanding Common Stock and will vote their shares to elect as directors the five nominees listed under the caption “Election of Directors” and to approve a merger of Cortech into a newly formed, wholly owned Nevada subsidiary that would survive the merger. This merger proposal is to change the state of incorporation of Cortech from Delaware to Nevada and to change the name of Cortech to Kent International Holdings, Inc. Since the Common Stock owned by management and its affiliates constitutes a majority of Cortech’s outstanding Common Stock, the Board of Directors has determined not to solicit proxies. Any stockholder of record on the Record Date is entitled to attend the meeting and vote their shares personally or through such stockholder’s own legally constituted proxy.

Votes Required

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The reincorporation must be approved by a majority of outstanding common shares as of the Record Date. As of the Record Date, there were 3,594,940 shares outstanding and each share is entitled to one vote. Abstentions from voting and broker “non-votes” will have no effect since they will not represent votes cast at the annual meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Cortech will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the Information Statement and Notice of Annual Meeting of Stockholders to such beneficial owners.

PROPOSAL 1
ELECTION OF DIRECTORS

Five directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Management and our majority stockholder will vote FOR the election of each nominee named below. Each nominee has consented to serve as a director if elected. It is not expected that any nominee will be unable to serve, but, in the event that any nominee should be unable to serve, management and our majority stockholder will vote for a substitute candidate selected by the Board of Directors.

Set forth below is biographical information for the persons nominated for election to the Board of Directors including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of March 31, 2006 and the year in which each director became a director of Cortech.

There are no family relationships between any nominee and/or any executive officers of Cortech.

Nominees for Directors

Paul O. Koether, 69, Chairman and Director of Cortech since September 1998 and President of Cortech from October 2003 until November 2005, is principally engaged in the following businesses: Chairman and a director of Kent Financial Services, Inc. (“Kent”) since July 1987 and President and general partner from 1990 until December 31, 2003, when it was dissolved, of Shamrock Associates, an investment partnership which was the principal stockholder of Kent. Mr. Koether is also President of Asset Value Management, Inc. (“AVM”), a wholly owned subsidiary of Kent. AVM is the sole general partner of Asset Value Fund Limited Partnership (“AVFLP”), founded in 1991 to provide investment advisory services.

AVFLP is the owner of 51.77% of Cortech’s outstanding common stock. Mr. Koether was Chairman from 1990 until 2003 and has been a registered representative since 1989 of T. R. Winston & Company, LLC. ("Winston"), retail broker dealer and former affiliate of Kent. Mr. Koether was Chairman from April 1988 until July 2005, President from April 1989 to February 1997 and director from March 1988 until July 2005 of Pure World, Inc. ("Pure World") and from December 1994 until July 2005 a director and from January 1995 until July 2005 Chairman of Pure World's wholly-owned subsidiary, Pure World Botanicals Inc. (“PWBI”) a manufacturer and distributor of natural products. He was also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation ("Sun"), a private company until it was merged into Pure World in 2004.

James L. Bicksler, Ph.D., 68, Director of Cortech since September 1998, has been a Professor of Finance and Economics, School of Business, Rutgers University, since 1969.

Diarmuid F. Boran, 46, has been a Director of Cortech since May 2003. Mr. Boran has been Entrepreneur in Residence for the Kansas Technology Enterprise Corporation (KTEC), a private/public partnership established by the state of Kansas to promote technology based on economic development since March 2005. He has also been the Chief Executive Officer of Verenta Pharmaceuticals, LLC, a specialty pharmaceutical company, since July 2005. He worked as an independent consultant from January 2003 to February 2005 and from April 2001 to October 2001. From October 2001 to December 2002, Mr. Boran was employed by EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA, Darmstadt, Germany, most recently as Leader, Oncology Licensing and Business Development. From May 2000 to September 2000 Mr. Boran served as Senior Vice President, Business Development for DJ Pharma, Inc. which was then acquired by Biovail Pharmaceuticals, Inc. (both pharmaceutical companies). Mr. Boran served as Senior Vice President, Business Development for Biovail until April 2001.

Rocco Mastrodomenico, 32, Director of Cortech since November 2005 is a Certified Public Accountant. Mr. Mastrodomenico has been President of Imperial Consulting Services, LLC., since July 2005. Mr. Mastrodomenico was a Supervisor with Sobel & Company, LLC, a certified public accounting and consulting firm from October 2002 until June 2005. From August 2001 until September 2002, Mr. Mastrodomenico was a Proprietary Trader with Carlin Equities and from March 2001 until August 2001 he was an Equity Research Associate with Oppenheimer & Close. From April 1999 until March 2001, Mr. Mastrodomenico was a Financial Analyst with Winston and Controller of PWBI. From September 1996 to April 1999, Mr. Mastrodomenico was with Deloitte & Touche, LLP.

Qun Yi Zheng, Ph.D., 48, has been a Director of Cortech since August 2000 and President of Cortech since November 2005. Dr. Zheng was a director of Kent from November 2000 until November 2003 and has been president of Kent since November 2005. Dr. Zheng was with Pure World and PWBI in various positions, including President, from 1996 until September 2005. From January 1995 until March 1996, Dr. Zheng was Technical Manager at Hauser Nutraceuticals, a division of Hauser Chemicals, Inc., a manufacturer and distributor of nutraceuticals.

PROPOSAL 2
REINCORPORATION IN NEVADA

General Information

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Cortech in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire information statement, as well as its appendices and the documents incorporated by reference.

Questions and Answers

Q:	Why is Cortech reincorporating to Nevada?

A:
We believe that reincorporating in Nevada will save Cortech money because of reduced annual fees and taxes. In addition, reincorporation in Nevada may also help us attract and retain qualified management by reducing the risk of lawsuits against Cortech and our directors and limiting the personal liability of directors. For a more detailed discussion of why we think we should reincorporate, please turn to “Principal Reasons for Reincorporating in Nevada” on page 6.

Q:	What vote is required to approve the reincorporation?

A:
The reincorporation must be approved by a majority of our outstanding common shares as of March 31, 2006, the Record Date. As of that date, there were 3,594,940 shares outstanding and each share is entitled to one vote.

Q:	What are the principal features of the reincorporation?

A:
The reincorporation will be accomplished by a merger of Cortech with and into our wholly owned subsidiary, Kent International Holdings, Inc. (“Kent International”), a Nevada corporation. One share of Kent International will be issued for each outstanding share of our common stock that is held by our stockholders. Cortech’s shares will cease to trade on the Pink Sheets and the shares of Kent International will begin trading in their place beginning on or as soon as practicable after the effective date of the reincorporation, under a new trading symbol and CUSIP number that have not yet been assigned. Other securities of Cortech such as options and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by Kent International.

Q:	How will the reincorporation affect the owners, officers, directors and employees of Cortech?

A:
After the effective date of the reincorporation you will own the same class and the same percentage of the Company that you held prior to the reincorporation. Our officers, directors and employees will become the officers, directors and employees of Kent International after the effective date of the reincorporation. Kent International will continue our business at the same locations and with the same assets.

Q:	Do I need to exchange certificates of Cortech for certificates of Kent International?

A:	No. Stockholders will not need to exchange their stock certificates. The current certificates will represent stock in Kent International after the reincorporation.

Q:	Can I require Cortech to purchase my stock?

A:
No. Under the General Corporation Law of Delaware, you are not entitled to appraisal rights and purchase of your stock as a result of the reincorporation. For additional information about appraisal rights, please turn to “Appraisal Rights” on page 10.

Q:	Who will pay the costs of reincorporation?

A:
Cortech will pay all of the costs of reincorporation in Nevada, including distributing this information statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Reincorporation in Nevada

The reincorporation will be accomplished by the merger of Cortech with and into our wholly owned subsidiary, Kent International, a newly formed Nevada corporation. Kent International will be the surviving entity. We intend to complete the reincorporation shortly after the annual meeting. On the effective date of the reincorporation:

•	Our name will be Kent International Holdings, Inc.

•	Our business, assets, liabilities, net worth and headquarters will be unchanged.

•	Our directors, officers and employees will continue to serve the Company.

•	Our stockholders will automatically become stockholders of Kent International on a share-for-share basis.

•	Our shares will continue to be quoted on the Pink Sheets under a new trading symbol.

This brief summary does not include all of the provisions of the plan and agreement of merger between Cortech and Kent International, a copy of which is attached as Exhibit A.

The articles of incorporation and bylaws of Kent International are substantially similar to the certificate of incorporation and bylaws of Cortech, and are attached as Exhibits B and C, respectively. We are increasing the number of authorized common shares to ten million from five million to provide us with greater flexibility in the future. Except for this and the differences between the laws of the State of Delaware, which govern Cortech, and the laws of the State of Nevada, which govern Kent International, your rights as stockholders will not be affected by the reincorporation. For a summary of some of the differences between the laws of Delaware and those of Nevada, please turn to “Significant Differences Between Delaware and Nevada Law as they Effect the Company” on page 7.

Principal Reasons for Reincorporating in Nevada

Our board of directors believes that the best interests of Cortech and its stockholders will be served by changing our state of incorporation from Delaware to Nevada. The principal reason for the reincorporation is to save us money over the long term. The annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Delaware. For the fiscal year ending December 31, 2005, we anticipate we will be required to pay approximately $6,000 to the State of Delaware. If we reincorporate in Nevada, our annual fees will be approximately $125 per year. This differential will become substantially greater if our assets grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. The certificate of incorporation of Cortech excludes director liability to the maximum extent allowed by Delaware law. Nevada law permits, and Kent International has adopted in its articles of incorporation, a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, Kent International will be governed by Nevada corporate law, while Cortech is presently governed by Delaware law. Our board of directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Significant Differences Between Delaware and Nevada Law as they Effect the Company

Cortech was incorporated under the laws of the State of Delaware and Kent International was incorporated under the laws of the State of Nevada. Our stockholders will become stockholders of Kent International. Your rights as stockholders will be governed by the Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada law”) and the articles of incorporation and bylaws of Kent International rather than the Delaware General Corporation Law (“Delaware law”) and the Cortech certificate of incorporation and bylaws. The articles of incorporation and bylaws of Kent International are substantially identical to the certificate of incorporation and bylaws of Cortech.

The corporate statutes of Nevada and Delaware have various differences, some of which are summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Removal of Directors

Under Delaware law, removal of a director requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The reincorporation may make it more difficult for the stockholders of the Company to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Special Meetings of Stockholders

Delaware law permits the board of directors or any other person authorized in the certificate of incorporation or bylaws to call a special meeting of the stockholders. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The bylaws of Cortech provide that special meetings of the stockholders may be called the president or the board of directors. The bylaws of Kent International allow the chairman or board of directors to call special meetings.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred stockholders. The reincorporation makes it possible for us to pay dividends or other distributions that would not be payable under Delaware law.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

Both Cortech and Kent International have expressly elected to be subject to the applicable statutes and the more stringent requirements of Nevada law will apply to mergers and combinations after the effective date of the reincorporation.

Actions by Written Consent of Stockholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Federal Income Tax Consequences

We believe that, for federal income tax purposes:

•	No gain or loss will be recognized by Cortech, Kent International or our stockholders because of the reincorporation;

•	Each stockholder’s tax basis in the Kent International stock received in the reincorporation will be the same as the tax basis of the Cortech stock exchanged for the Kent International shares; and

•	A stockholder who holds the Cortech stock as a capital asset will include in the holding period for Kent International stock the period during which the Cortech stock was held.

We are not offering any opinions as to the state, local or foreign tax consequences of the reincorporation. This brief summary of the federal tax consequences of the reincorporation is for general information only. We urge stockholders to consult their own tax advisor as to these and any other tax consequences of the reincorporation.

Appraisal Rights

The reincorporation will be conducted as a merger of Cortech into Kent International, our wholly owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. Therefore, our stockholders are not entitled to receive consideration instead of shares of Kent International.

Capitalization

Our authorized capital consists of five million shares of common stock with a par value of $0.002 per share, 3,594,940 shares of which are outstanding, and two million shares of preferred stock with a par value of $0.002 per share, none of which are outstanding. The authorized capital of Kent International consists of ten million shares of common stock with a par value of $0.002 per share and two million shares of preferred stock with a par value of $0.002 per share. As a result of the reincorporation and mandatory exchange of the common stock, Kent International’s outstanding shares will be the same as ours, 3,594,940 shares of common and no shares of preferred. The reincorporation will not affect our total stockholders’ equity or total capitalization.

BOARD MEETINGS AND COMMITTEES

The Board held three meetings during the fiscal year ended December 31, 2005 and acted by written consent two times. Each of Cortech’s directors attended all of the meetings of the Board of Directors and of all committees of the Board on which he served.

Audit Committee

The Board has an Audit Committee, which consists of Dr. Bicksler, Mr. Boran and Mr. Mastrodomenico, each of whom has been determined by the Board to be independent. The Audit Committee, which reviews Cortech's internal controls, accounting practices and procedures, and results of operations, held four meetings in 2005. For a more detailed discussion of the Audit Committee, please see the Audit Committee Report on page 20.

Audit Committee Financial Expert

The Board of Directors of Cortech has determined that Rocco Mastrodomenico is an audit committee financial expert as that term is defined under SEC rules.

Compensation Committee

The Board also has a Compensation Committee consisting of Mr. Boran and Mr. Mastrodomenico. The Compensation Committee, which is responsible for reviewing management's compensation, held no meetings in 2005.

Nominating Committee

The Board also has a Nominating Committee consisting of Dr. Bicksler and Mr. Boran, each of whom has been determined by Cortech's Board of Directors to be independent. The Nominating Committee is responsible for assisting the Board in identifying individuals qualified to serve as directors of Cortech and on committees of the Board, and overseeing the evaluation of the Board and Cortech's management. The Nominating Committee held no meetings in 2005.

The Nominating Committee does not have a written charter, however the Nominating Committee maintains the following guidelines for selecting nominees to serve on the Board. It may apply several criteria in selecting nominees. At a minimum, the Nominating Committee shall consider (a) whether each such nominee has an ability to make a meaningful contribution to the Board's oversight of the business and affairs of Cortech and (b) the nominee's reputation for honesty and ethical conduct in his personal and professional activities. Additional factors that the Nominating Committee may consider include a candidate's specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest and any other factors or qualities that the Nominating Committee believes will enhance the Board's ability to effectively manage and direct Cortech's affairs and business, including, where applicable, the ability of Board committees to perform their duties or satisfy any independence requirements under the Nasdaq listing standards or otherwise.

The Nominating Committee will identify nominees by first evaluating the current members of Cortech's Board of Directors whose terms are expiring and who are willing to continue in service. In doing so, the Nominating Committee will balance the skills and experience of such current directors, as well as the value of continuity of their service, with that of obtaining new perspectives for the Board. For new nominees, the Nominating Committee will identify potential candidates based on input from members of the Board and management and, if the Nominating Committee deems it appropriate, from one or more third-party search firms.

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee will assess, based on publicly available information regarding the person, whether the candidate should be considered further. If the Nominating Committee determines that the candidate warrants further consideration and the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee will request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate. If the candidate appears qualified, committee members may also contact references provided by the candidate or other persons with first-hand knowledge of the candidate’s experience and accomplishments. Additionally, serious candidates may be requested to meet with some or all of the other members of the Board of Directors. Using the input from these interviews and the other information it has obtained, the Nominating Committee will determine whether it should recommend that the Board nominate, or elect to fill a vacancy with, a final prospective candidate. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates for 2007 by submitting their names and appropriate background and biographical information to the Nominating Committee, c/o Cortech, Inc., 376 Main Street, Bedminster, New Jersey 07921, on or before December 18, 2006. Assuming that the appropriate information has been timely provided, the Nominating Committee will consider these candidates in the same manner as it considers other Board candidates it identifies. Cortech's stockholders also have the right to nominate director candidates without any action on the part of the Nominating Committee or Cortech's Board of Directors by following the advance notice provisions of the Company as described under "Stockholder Proposals and Nominations" on page 22 of this Notice of Annual Meeting.

Independent Directors Meetings

Meetings of independent directors are held at regularly scheduled Audit Committee meetings throughout the year.

Communications with the Directors

Stockholders may communicate in writing with any of Cortech's directors by sending such written communication to Sue Ann Merrill, Secretary of Cortech, at Cortech's principal executive offices, 376 Main Street, Bedminster, New Jersey 07921. Copies of written communications received at such address will be provided to the relevant director or directors unless such communications are determined by Cortech's outside general counsel to be inappropriate for submission to the intended recipient(s). However, any communication not so delivered will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, solicitations, product promotions, résumés and other forms of job inquiries, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Policy on Director Attendance at Annual Meetings

Although all Board members are encouraged to attend Cortech's annual meetings of stockholders, attendance at the annual meeting will not be considered by the Nominating Committee in assessing director performance. All directors attended the annual meeting of stockholders held on May 17, 2005.

Code of Ethics

Cortech has adopted a Code of Ethics. Stockholders may write to Sue Ann Merrill, the Secretary of Cortech, at Cortech’s principal executive office: 376 Main Street, Bedminster, New Jersey 07921, to request a copy of the Code of Ethics, we will provide it to any person without charge upon such request.

Compensation of Directors

Directors who are not employees of Cortech receive a monthly fee of $500 plus $1,000 for each day of attendance at board and committee meetings and $500 for each day of attendance telephonically at board and committee meetings. During 2005, Cortech paid directors fees in the aggregate amount of approximately $43,500.

BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors, Nominees and Certain Stockholders

The following table sets forth the beneficial ownership of Common Stock of Cortech as of the March 31, 2006, by each person who was known by Cortech to beneficially own more than 5% of the Common Stock, by each current director and nominee, each executive officer, and by all current directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Approximate Percent of Class

Asset Value Fund Limited Partnership (2)	1,861,166	51.77%
376 Main Street
PO Box 74
Bedminster, NJ 07921

Paul O. Koether (2)	1,961,166 (3)	53.08%
211 Pennbrook Road
PO Box 97
Far Hills, NJ 07931

James L. Bicksler	20,000	*
96 Inwood Ave
Upper Montclair, NJ 07043

Diarmuid F. Boran	404	*
8430 Haven Street
Lenexa, KS 66219

Rocco Mastrodomenico	-	-
52 Mill Road # 2
Morris Plains, NJ 07950

Qun Yi Zheng (2)	1,881,166 (3)	52.04%
376 Main Street
PO Box 74
Bedminster, NJ 07921

Sue Ann Merrill (2)	1,911,166 (3)	52.43%
376 Main Street
PO Box 74
Bedminster, NJ 07921

Biotechnology Value Fund	725,606 (4)	20.18%
227 West Monroe Street
Suite 4800
Chicago, IL 60606

All directors and officers	2,051,570	54.20%
as a group (6 persons)
___________________________________
* Represents less than one percent.

(1)
This table is based upon information supplied by Cortech’s officers, directors and principal stockholders and Form 4’s filed with the Securities Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Cortech believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,594,940 shares outstanding on March 31, 2006, adjusted as required by rules promulgated by the SEC. Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within 60 days: Paul O. Koether (100,000); James L. Bicksler (20,000); Qun Yi Zheng (20,000); Sue Ann Merrill (50,000); and all directors and executive officers as a group (190,000).

(2)
The sole general partner of Asset Value Fund Limited Partnership (“AVFLP”) is Asset Value Management, Inc. (“AVM”), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services Inc. (“Kent”), a Delaware corporation. Mr. Koether is the Chairman of Kent and the President of AVM. Dr. Zheng is the President of Kent and Ms. Merrill is the Assistant Secretary and Assistant Treasurer of AVM and Secretary and Chief Financial Officer of Kent.

(3)	Includes 1,861,166 shares held by AVFLP. Mr. Koether, Dr. Zheng and Ms. Merrill disclaim beneficial ownership of those shares.

(4)	According to Form 4 filed on December 10, 2001 on behalf of Biotechnology Value Fund L.P., Biotechnology Value Fund II L.P., BVF Partners L.P., BVF, Inc., and BVF Investments L.L.C.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require Cortech's officers, directors and persons who own more than ten percent of a registered class of Cortech's equity securities to (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and (ii) furnish copies of these filings to Cortech.

Based solely on Cortech's review of the copies of such forms (and amendments) it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all officers, directors and persons who own more than ten percent of a registered class of Cortech’s equity securities complied with all filing requirements applicable to them with respect to transactions during fiscal 2005.

EXECUTIVE COMPENSATION

The table below sets forth for the fiscal years ended December 31, 2005, 2004 and 2003, the compensation of all of Cortech’s executive officers.

Summary Compensation Table
	Annual Compensation				Long-Term Compensation Award
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	All Other Compensation

Paul O. Koether (1)	2005	$-	$-	$-	-	$-
Chief Executive	2004	-	-	-	-	-
Officer and	2003	-	-	-	-	-
Chairman of the Board

Qun Yi Zheng (2)	2005	$33,333	$-	$8,000	-	$-
President and	2004	-	-	7,500	-	-
Director	2003	-	-	8,500	-	-

Sue Ann Merrill (1)	2005	$-	$-	$-	-	$-
Chief Financial Officer	2004	-	-	-	-	-
Treasurer and Secretary	2003	-	-	-	-	-
(Principal Financial and
Accounting Officer)

(1)	Mr. Koether and Ms. Merrill were elected to their current positions in September 1998 and receive no compensation or fees for their services.
(2)	Dr. Zheng was appointed President in November 2005 at an annual salary of $200,000. Other Annual Compensation reflects payments to him as a director, prior to his appointment as President.

Stock Option and Stock Appreciation Rights; Grants and Exercises

No stock options or stock appreciation rights were granted to the executive officers in 2005, 2004 or 2003.

The table below contains information concerning the fiscal year-end value of unexercised options held by the executive officers. No options were exercised by any executive officer in 2005.

Fiscal Year-End Options Values
	Number of Securities Underlying Unexercised Options at 12/31/05 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at 12/31/05 Exercisable/Unexercisable
Name

Paul O. Koether	100,000 / -	$	- / -
Qun Yi Zheng	20,000 / -		- / -
Sue Ann Merrill	50,000 / -		- / -

Long-Term Incentive Plan Awards Table and Defined Benefit or Actuarial Plan Table

Cortech does not maintain any long-term incentive plans or defined benefit or actuarial plans.

Employment Agreement

Effective November 1, 2005 Cortech and Qun Yi Zheng entered into an employment agreement pursuant to which Dr. Zheng serves as Cortech’s President for an initial three-year term at an annual salary of $200,000, which may be increased but not decreased at the discretion of the Board of Directors. Unless Cortech gives notice 30 days written notice to Dr. Zheng prior to November 1, 2007, the three year term of the agreement shall be automatically extended for one day for each day elapsed after November 1, 2007, it being the intention to convert the term of the agreement to a contract with a three year ‘evergreen’ term, commencing on November 1, 2007.

Dr. Zheng may terminate his employment under the agreement at any time for “Good Reason” (defined below) within 36 months after the date of a “Change in Control” (defined below) of Cortech. Upon his termination, Dr. Zheng shall be paid his base salary payable under the agreement through its expiration.

Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals or entities beneficially owning, directly or indirectly, common stock of Cortech representing 50.1% or more of Cortech’s issued and outstanding common stock as of November 1, 2005, is or becomes the beneficial owner, directly or indirectly, of the common stock of Cortech representing 50.1% or more of Cortech’s outstanding common stock or (ii) individuals constituting the Board of Directors on November 1, 2005, including any person subsequently elected to the Board of Directors comprising the incumbent board, cease for any reason to constitute at least a majority of the Board of Directors. Good Reason means a determination made solely by Dr. Zheng, in good faith, that as a result of a Change in Control of Cortech he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or (ii) in his future prospects with Cortech.

Dr. Zheng may also terminate his employment if Cortech fails to make the payments specified in the agreement, or if Cortech fails to make such payments for a period of five days after Dr. Zheng has given notice of such failure.

Cortech may terminate Dr. Zheng’s employment under the agreement for “cause” which is defined as (i) Dr. Zheng’s continued failure to substantially perform his duties under the agreement (other than be reason of his incapacity due to physical or mental illness) which is not cured within specified time frames or (ii) Dr. Zheng’s conviction of any criminal act of fraud. Cortech may not terminate Dr. Zheng’s employment except by a vote of not less than 75% of the entire Board of Directors at a meeting at which Dr. Zheng is given the opportunity to be heard.

In the event of Dr. Zheng’s death during the term of the agreement, his beneficiary shall be paid a death benefit equal to his then current annual salary in equal monthly installments for the remainder of the term of the agreement. Should Dr. Zheng become disabled (as such term is defined in the agreement) during the term of the agreement, Dr. Zheng shall be paid such benefits to which he is entitled under the terms of such long-term insurance as Cortech has provided him or 80% of his salary for the remainder of the three year term of the agreement, whichever is greater, in accordance with his regular payment schedule.

Equity Compensation Plan Information

The following table shows information with respect to each equity compensation plan under which Cortech’s Common Stock is authorized for issuance as of the end of fiscal year 2005.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights Column (a)	Weighted-average exercise price of outstanding options, warrants and rights Column (b)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) Column (c)

Equity compensation plans approved by security holders	350,880	$4.27	200,000

Equity compensation plans not approved by security holders	6,250	5.92	-

Total	357,130	$4.30	200,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Fee

A management fee of $21,000 per month is paid to Asset Value Fund Limited Partnership (“AVFLP”) for management services performed for Cortech. These services include, among other things, periodic and other filings with the Securities and Exchange Commission, evaluating merger and acquisition proposals, internal accounting and shareholder relations. We believe that the management fee is less than the cost for us to perform these services. This arrangement may be terminated at will by either party. AVFLP is the owner of approximately 51.77% of Cortech’s common stock. The sole general partner of AVFLP is Asset Value Management, Inc., a Delaware corporation and wholly-owned subsidiary of Kent Financial Services, Inc. (“Kent”), a Delaware corporation. Paul O. Koether, Chairman of Cortech is the Chairman of Kent and the beneficial owner of approximately 54.92% of Kent’s outstanding common stock.

AUDIT COMMITTEE REPORT

The Audit Committee was established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934. The Audit Committee consists of three directors, Mr. Mastrodomenico, Mr. Boran and Dr. Bicksler, each of whom is independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers’ Marketplace Rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption “Board Meetings and Committees.” The Audit Committee has adopted a Charter, a copy of which is attached hereto in Appendix A.

The Audit Committee has reviewed and discussed Cortech’s audited financial statements for fiscal 2005 with the management of the Company. The Audit Committee has discussed with Amper, Politziner & Mattia, P.C. (“APM”), Cortech’s Independent Registered Public Accounting Firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented). Cortech also has received the written disclosure and letter from APM required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with APM its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Cortech’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.
The Audit Committee
Rocco Mastrodomenico, Chairman
James L. Bicksler, Ph.D.
Diarmuid Boran

INDEPENDENT REGISTERED PUBLIC ACCOUTNING FIRM

Amper, Politziner & Mattia P.C. (“APM”) served as Cortech’s Independent Registered Public Accounting Firm for the fiscal years ended December 31, 2005 and 2004 and has been selected to serve as Cortech’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2006. It is not expected that a representative of APM will be present at the meeting. The services to be provided by APM in 2006 will include performing the audit of the 2006 financial statements and reviewing quarterly reports. APM has no direct or indirect interest in Cortech.

Audit Fees

The aggregate fees billed to Cortech by APM for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Form 10-KSB for the fiscal year ended December 31, 2005 and the reviews of the financial statements included in the Company’s Forms 10-QSB for 2005 were approximately $25,000.

The aggregate fees billed to Cortech by APM for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Form 10-KSB for the fiscal year ended December 31, 2004 were approximately $14,000.

The aggregate fees billed to Cortech by PricewaterhouseCoopers, LLP (“PWC”), the Company’s previous Independent Registered Public Accounting Firm, for the reviews of the financial statements included in the Company’s Forms 10-QSB for 2004 were approximately $14,000.

Audit Related Fees

No audit related fees were billed to Cortech by APM in 2005 or 2004.

The aggregate fees billed to Cortech by PWC in connection with the Company’s Form 8-K filed on January 26, 2005 and the issuance of their consent of their 2003 opinion to be included in the Company’s 2004 audit report were $5,000.

Tax Fees

The aggregate fees, including expenses expected to be billed to Cortech by APM in connection with the preparation of income tax returns for the Company for the fiscal year ended December 31, 2005 are $6,000.

The aggregate fees, including expenses billed to Cortech by APM in connection with the preparation of income tax returns for the Company for the fiscal year ended December 31, 2004 were $6,000.

PWC did not render any tax compliance, tax advice or tax planning services, to Cortech during 2005 or 2004.

All Other Fees

No other fees were billed to Cortech by APM or PWC for the fiscal years ended December 31, 2005 and 2004.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved all non-audit work performed by APM. Specifically, the Committee has pre-approved APM for preparation of income tax returns for Cortech.

STOCKHOLDERS' PROPOSALS AND NOMINATIONS

Any stockholder who desires to present proposals to the 2007 annual meeting and to have such proposals set forth in Cortech’s information statement mailed in conjunction with such annual meeting must submit such proposals to Cortech not later than December 15, 2006. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission. While the Board will consider stockholder proposals, Cortech reserves the right to omit from the Company’s information statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

In addition, Cortech’s policy on stockholder nominations for director candidates requires that to be considered for next year’s slate of directors any stockholder nominations for director must be received by Sue Ann Merrill, the Secretary of the Company, at the Company’s principal executive office: 376 Main Street, Bedminster, New Jersey 07921, no later than December 15, 2006.

Stockholders may write to Sue Ann Merrill, the Secretary of the Company, at the Company’s principal executive office: 376 Main Street, Bedminster, New Jersey 07921, to deliver the stockholder proposals and stockholder nominations discussed above.

ADDITIONAL INFORMATION

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 accompanies this Information Statement.

By Order of the Board of Directors

/s/ Paul O. Koether
Paul O. Koether
Chairman

Dated: April 21, 2006

APPENDIX A

CORTECH, INC. AUDIT COMMITTEE CHARTER

Introduction

This Audit Committee Charter (“Charter”) has been adopted by the Board of Directors (the “Board”) of Cortech, Inc. (the “Company”). The Audit Committee of the Board (the “Committee”) shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

The membership of the Committee shall consist of at least two directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ.

The Committee shall maintain free and open communication with the independent auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee at Company expense may retain outside counsel, auditors or other advisors as the Committee may deem appropriate.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activi-ties of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

a.    Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

b.    Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

c.    Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, con-sistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity or independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

d.    Reviewing the audited financial statements and dis-cussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, pricing of securities held by the Company, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB and any Annual Report to Shareholders.

e.    Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

f.    Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

g.    Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Reports on Form 10-QSB prior to their filing, (2) earnings announcements prior to release (if practicable), and (3) the results of the review of any such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair, either in person or by telephone.)

h.    Discussing with management, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

i.    Discussing with management and/or Company counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

j.     Reviewing management “conflict of interest" transactions.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

Exhibit A
Agreement and Plan of Merger

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is made as of ____________, 2006, by and between Cortech, Inc, a Delaware corporation (the “Parent”), and Kent International Holdings, Inc., a Nevada corporation (the “Subsidiary” and, together with the Parent, the “Constituent Corporations”).

WHEREAS, the Board of Directors of the Parent and the Subsidiary have determined that it is advisable and in the best interests of their respective stockholders that the Parent merge into the Subsidiary upon the terms and conditions provided herein; and

WHEREAS, the Board of Directors of the Parent will submit this Merger Agreement to the stockholders of the Parent for their approval in accordance with Delaware General Corporation Law (“DGCL”);

Now, Therefore, the parties do hereby adopt the plan of merger by this Merger Agreement and do hereby agree that the Parent shall merge into the Subsidiary upon the terms and subject to the conditions herein.

1.	Terms and Conditions.

1.1   Merger. Upon approval of the Merger Agreement by the stockholders of the Parent, the Parent shall be merged with and into the Subsidiary (the “Merger”), and the Subsidiary shall be the surviving corporation (the “Surviving Corporation”) effective upon the date (the “Effective Date”) that Articles of Merger are filed with the Secretary of State of Nevada in accordance with Nevada General Corporation Law (“NGCL”).

1.2   Succession. On the Effective Date, the Subsidiary shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of the Parent, except insofar as it may be continued by operation of law, shall be terminated and cease.

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1.3   Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4   Stock of Parent and Subsidiary. The authorized capital stock of the Parent consists of 7 million shares, 5 million of which are Common Stock, with a par value $0.002 per share, and 2 million of which are Preferred Stock, with a par value of $0.002 per share. The authorized capital stock of the Subsidiary consists of 12 million shares, 10 million of which are Common Stock, with a par value of $0.002 per share, and 2 million of which are Preferred Stock, with a par value of $0.002 per share.

On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of the Common Stock of the Parent issued and outstanding immediately prior thereto shall be converted into a share of fully paid and nonassessable Common Stock of the Subsidiary at a ratio of one to one (1:1), each share of Common Stock of the Subsidiary issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares, and (ii) each share of the Preferred Stock of the Parent issued and outstanding immediately prior to thereto shall be converted into a share of fully paid and nonassessable Preferred Stock of the Subsidiary at a ratio of one to one (1:1).

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1.5   Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Parent shall be deemed for all purposes to evidence ownership of and to represent the shares of the Subsidiary into which the shares of the Parent represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Subsidiary evidenced by such outstanding certificate as above provided.

1.6   Options. On the Effective Date, the Surviving Corporation will assume and continue the Parent’s stock awards plans and the outstanding and unexercised portions of all options to purchase Common Stock of the Parent including without limitation all options outstanding under such stock plans and any other outstanding options, shall be converted into options of the Subsidiary, such that an option for shares of the Parent shall be converted into an option for shares of the Subsidiary at a ratio of one to one (1:1). No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, the Subsidiary hereby assumes the outstanding and unexercised portions of such options and the obligations of the Parent with respect thereto.

2.	Charter Documents, Directors and Officers.

2.1   Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Subsidiary in effect on the Effective Date shall continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

2.2   Directors. The directors of the Parent immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

2.3   Officers. The officers of the Parent immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.	Miscellaneous.

3.1   Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Parent such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Parent and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Parent or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

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3.2   Amendment. At any time before or after approval by the stockholders of the Parent, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the stockholders of the Parent the principal terms may not be amended without the further approval of the stockholders of the Parent) as may be determined in the judgment of the respective Board of Directors of the Subsidiary and the Parent to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3   Conditions to Merger. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the stockholders of the Parent in accordance with applicable provisions of DGCL; and

(b) the Parent as sole stockholder of the Subsidiary, shall have approved the Merger in accordance with NGCL; and

(c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of the Parent to be material to consummation of the Merger shall have been obtained.

3.4   Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Parent or the Subsidiary or both, notwithstanding the approval of this Merger Agreement by the stockholders of the Parent or the Subsidiary, the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Parent and the Subsidiary, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or stockholders with respect thereto, except that the Parent shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

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3.5   Governing Law. This Merger Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

3.6   Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts; each executed counterpart shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of the Parent and the Subsidiary, is hereby executed on behalf of each corporation and attested by their respective officers thereunto duly authorized.

PARENT:	SUBSIDIARY:
Cortech, Inc.	Kent International Holdings, Inc.
a Delaware corporation	a Nevada corporation

By:	By:
Its:	Its:

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Exhibit B
ARTICLES OF INCORPORATION
OF
KENT INTERNATIONAL HOLDINGS, INC.

ARTICLE I
Name

The name of the corporation is Kent International Holdings, Inc. (the “Corporation”).

ARTICLE II
Resident Agent

The name of the Corporation’s resident agent in the State of Nevada is The Corporation Trust Company of Nevada. The address of the registered office is 6100 Neil Road, Reno, Nevada 89511.

ARTICLE III
Capital Stock

Section 3.1.    Authorized Stock. The aggregate number of shares of capital stock which the Corporation shall have the authority to issue shall be 12,000,000 shares, 10,000,000 of which shall be Common Stock, with a par value of $.002 per share (the “Common Stock”), and 2,000,000 of which shall be Preferred Stock, with a par value of $.002 per share (the “Preferred Stock”).

Section 3.2.    Common Stock. The holders of the Common Stock are entitled to one vote for each share of stock with respect to the election of directors and with respect to all other matters as shall properly come before the Corporation’s stockholders. Dividends may be declared and paid on the Common Stock from funds lawfully available therefore as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

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Section 3.3.    Preferred Stock. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of the Preferred Stock as a class or in series and, by filing a certificate of designation pursuant to Nevada General Corporation Law, setting forth a copy of such resolution or resolutions, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of the class or of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to the class or each series shall include, but not be limited to, determination of the following:

(i) The number of shares constituting any series and the distinctive serial designation of that series;

(ii) The dividend rate, if any, on the shares of the class or of any series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property, or rights, or in shares of the Corporation’s capital stock, and the relative rights of priority, if any, of payment of dividends on shares of the class or of that series over shares of any other class or series;

(iii) Whether or not the class or any series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(iv) Whether or not the class or any series shall have conversion or exchange privileges and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(v) Whether or not the shares of the class or of any series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi) Whether or not the class or any series shall have a sinking fund for the redemption or purchase of shares of the class or of that series and, if so, the terms and amount of such sinking fund;

(vii) The rights to which the holders of the shares of the class or of any series shall be entitled in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series;

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(viii) Any other powers, preferences, rights, qualifications, limitations and restrictions of the class or of any series as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Nevada.

ARTICLE IV
Initial Board of Directors

The initial Board of Directors of the Corporation shall be:

1.	Paul O. Koether 211 Pennbrook Road, PO Box 97, Far Hills, NJ 07931

2.	James L. Bicksler 96 Inwood Avenue, Upper Montclair, NJ 07043

3.	Diarmuid F. Boran 8430 Haven Street, Lenexa, KS 66219

4.	Rocco Mastrodomenico 52 Mill Road #2, Morris Plains, NJ 07950

5.	Qun Yi Zheng 6 Fox Hill Drive, Wayne, NJ 07470

ARTICLE V
Purpose

The nature of the business of the Corporation and the purposes for which it is organized are to engage in any business and in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada and to possess and employ all powers and privileges now or hereafter granted or available under the laws of the State of Nevada to such corporations.

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ARTICLE VI
Stockholders

Meetings of stockholders may be held at such time and place as the bylaws shall provide. A majority of the shares entitled to vote or such greater percentages as provided in the bylaws, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders.

ARTICLE VII
Incorporator

The name and address of the Incorporator is:

1600 CNB Corp.	Signature:
One Cleveland Center
1375 East 9th Street, 20th Floor	By:
Cleveland, Ohio 44114	Christopher J. Hubbert,
Assistant Secretary of
1600 CNB Corp.

ARTICLE VIII
Certificate of Acceptance of Resident Agent

I hereby accept appointment as Resident Agent for the Corporation.

The Corporation Trust Company of Nevada

By:
Authorized Signature of Registered Agent

ARTICLE IX
Election of Directors

Section 9.1.    Number of Directors. The number of directors of the Corporation shall be fixed from time to time in the manner provided in the bylaws and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation.

Section 9.2.    Election of Directors. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.

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Section 9.3.    Quorum. A quorum of the Board of Directors for the transaction of business shall consist of not less than a majority of the total number of directors, except as may be provided in the bylaws with respect to filling vacancies.

ARTICLE X
Amendment of Bylaws

The Board of Directors of the Corporation is expressly authorized to make, alter, or repeal the bylaws of the Corporation, but such authorization shall not divest the stockholders of the power, nor limit their power, to adopt, amend or repeal bylaws.

ARTICLE XI
Indemnification

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except as to liability (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (ii) for any transaction from which the director derived any improper personal benefit. If the Nevada General Corporation Law hereafter is amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent provided or permitted by the amended Nevada General Corporation Law. Any repeal or modification of this Article XI shall not adversely affect any right or protection of a director under this Article XI, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article XI, prior to such repeal or modification.

The Corporation shall, to the fullest extent permitted by Nevada law as in effect from time to time, indemnify any person against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner or trustee of, or in any similar managerial or fiduciary position of, or as an employee or agent of, another corporation, partnership, joint venture, trust, association or other entity. Expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to the full extent and under the circumstances permitted by Nevada law. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have the power to indemnify against such liability under the provisions of this Article XI. The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, statute or otherwise, and shall inure to the benefit of their heirs, executors and administrators. The provisions of this Article XI shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine in a specific instance or by resolution of general application.

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ARTICLE XII
Interested Directors or Officers

The Corporation shall have authority, to the fullest extent now or hereafter permitted by the Nevada General Corporation Law or by any other applicable law, to enter into any contract or transaction with one or more of its directors or officers, or with any corporation, partnership, joint venture, trust, association or other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, notwithstanding such relationships and notwithstanding the fact that the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction.

ARTICLE XIII
Acquisition of Controlling Interest and
Combinations with Interested Stockholders

The Corporation expressly elects to be governed by Sections 78.378 to 78.3793, inclusive, and Sections 78.411 to 78.444, inclusive, of Nevada General Corporation Law regarding acquisition of controlling interest and combinations with interested stockholders, respectively.

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Exhibit C
BYLAWS
OF
KENT INTERNATIONAL HOLDINGS, INC.

ARTICLE I
Meetings of Stockholders

Section 1.1  Time and Place. Any meeting of the stockholders may be held at such time and such place, either within or without the State of Nevada, as shall be designated from time to time by resolution of the board of directors or as shall be stated in a duly authorized notice of the meeting.

Section 1.2   Annual Meeting. The annual meeting of the stockholders shall be held on the date and at the time fixed, from time to time, by the board of directors. The annual meeting shall be for the purpose of electing a board of directors and transacting such other business as may properly be brought before the meeting.

Section 1.3  Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the chairman or the board of directors and shall be called by the chairman or secretary at the written request of stockholders owning a majority in amount of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 1.4  Notices. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by statute or the articles of incorporation, either personally, by mail or by a form of electronic transmission consented to by the stockholder, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the official government mail of the United States or any other country, postage prepaid, addressed to the stockholder at his address as it appears on the stock records of the Corporation. If given personally or otherwise than by mail, such notice shall be deemed to be given when either handed to the stockholder or delivered to the stockholder’s address as it appears on the records of the Corporation.

Section 1.5  Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting, or at any adjournment of a meeting, of stockholders; or entitled to receive payment of any dividend or other distribution or allotment of any rights; or entitled to exercise any rights in respect of any change, conversion, or exchange of stock; or for the purpose of any other lawful action; the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for determining the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof shall not be more than sixty nor less than ten days before the date of such meeting. The record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for any other action shall not be more than sixty days prior to such action. If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at any meeting shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived by all stockholders, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, shall be the first date on which a signed written consent setting forth the action taken or to be taken is delivered to the Corporation and, when prior action by the board of directors is required, shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such other purpose. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 1.6  Voting List. The secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the Corporation’s principal offices. The list shall be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.7  Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation. If, however, such a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 1.8  Voting and Proxies. At every meeting of the stockholders, each stockholder shall be entitled to one vote, in person or by proxy, for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after six months from its date unless the proxy provides for a longer period, which may not exceed seven years. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the relevant statutes or of the articles of incorporation, a different vote is required, in which case such express provision shall govern.

Section 1.9  Waiver. Attendance of a stockholder of the Corporation, either in person or by proxy, at any meeting, whether annual or special, shall constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to notice. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice.

ARTICLE II
Directors

Section 2.1  Number. The number of directors shall be one or more, as fixed from time to time by resolution of the board of directors; provided, however, that the number of directors shall not be reduced so as to shorten the tenure of any director at the time in office. The initial number of directors shall be five.

Section 2.2  Elections. Except as provided in Section 2.3 of this Article II, the board of directors shall be elected at the annual meeting of the stockholders or at a special meeting called for that purpose. Each director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

Section 2.3  Vacancies. Any vacancy occurring on the board of directors and any directorship to be filled by reason of an increase in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by a sole remaining director. Such newly elected director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

Section 2.4  Meetings. The board of directors may, by resolution, establish a place and time for regular meetings which may be held without call or notice.

Section 2.5  Notice of Special Meetings. Special meetings may be called by the chairman or any two members of the board of directors. Notice of special meetings shall be given to each member of the board of directors: (i) by mail by the secretary, the chairman or the members of the board calling the meeting by depositing the same in the official government mail of the United States or any other country, postage prepaid, at least seven days before the meeting, addressed to the director at the last address he has furnished to the Corporation for this purpose, and any notice so mailed shall be deemed to have been given at the time when mailed; or (ii) in person, by telephone or by electronic transmission addressed as stated above at least forty-eight hours before the meeting, and such notice shall be deemed to have been given when such personal or telephone conversation occurs or at the time when such electronic transmission is delivered to such address.

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Section 2.6  Quorum. At all meetings of the board, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically required by statute, the articles of incorporation or these bylaws. If less than a quorum is present, the director or directors present may adjourn the meeting from time to time without further notice. Voting by proxy is not permitted at meetings of the board of directors.

Section 2.7  Waiver. Attendance of a director at a meeting of the board of directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to the giving of such notice.

Section 2.8  Action Without Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors and filed with the minutes of proceedings of the board of directors. Any such consent may be in counterparts and shall be effective on the date of the last signature thereon unless otherwise provided therein.

Section 2.9  Attendance by Telephone. Members of the board of directors may participate in a meeting of such board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

ARTICLE III
Officers

Section 3.1  Election. The Corporation shall have such officers, with such titles and duties, as the board of directors may determine by resolution, which must include a chairman of the board, a president, a secretary and a treasurer and may include one or more vice presidents and one or more assistants to such officers. The officers shall in any event have such titles and duties as shall enable the Corporation to sign instruments and stock certificates complying with Section 6.1 of these bylaws, and one of the officers shall have the duty to record the proceedings of the stockholders and the directors in a book to be kept for that purpose. The officers shall be elected by the board of directors; provided, however, that the chairman may appoint one or more assistant secretaries and assistant treasurers and such other subordinate officers as he deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are prescribed in the bylaws or as may be determined from time to time by the board of directors or the chairman. Any two or more offices may be held by the same person.

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Section 3.2  Removal and Resignation. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any officer appointed by the chairman may be removed at any time by the board of directors or the chairman. Any officer may resign at any time by giving written notice of his resignation to the chairman or to the secretary, and acceptance of such resignation shall not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office of chairman of the board, president, vice president, secretary or treasurer shall be filled by the board of directors. Any vacancy occurring in any other office may be filled by the chairman.

Section 3.3  Chairman of the Board. The chairman of the board shall be the chief executive officer of the Corporation and preside at all meetings of the stockholders and of the board of directors. He shall have such additional authority, powers and duties as are appropriate and customary for the office of chairman as the board of directors may from time to time prescribe.

Section 3.4  President. The president shall be chief operating officer of the Corporation reporting to the chairman. Subject to the direction and control of the board of directors, he shall have responsibility for the general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He may negotiate for, approve and execute such contracts, deeds and other instruments on behalf of the Corporation as are necessary and appropriate in the general management of the business of the Corporation or as are approved by the board of directors or any committee designated by the board of directors. He shall perform such additional functions and duties as the board of directors may from time to time prescribe.

Section 3.5  Vice President. The vice president or, if there is more than one, the vice presidents in the order determined by the board of directors or, in lieu of such determination, in the order determined by the president, shall be the officer or officers next in seniority after the president. Each vice president shall also perform such duties and exercise such powers as are appropriate and such as are prescribed by the board of directors or, in lieu of or in addition to such prescription, such as are prescribed by the president from time to time. Upon the death, absence or disability of the president, the vice president or, if there is more than one, the vice presidents in the order determined by the board of directors or, in lieu of such determination, in the order determined by the chairman, shall perform the duties and exercise the powers of the president.

Section 3.6  Assistant Vice President. The assistant vice president, if any, or, if there is more than one, the assistant vice presidents shall, under the supervision of the president or a vice president, perform such duties and have such powers as are prescribed by the board of directors, the president or a vice president from time to time.

Section 3.7  Secretary. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, keep the minutes of such meetings, have charge of the corporate seal and stock records, be responsible for the maintenance of all corporate files and records and the preparation and filing of reports to governmental agencies (other than tax returns), have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, attest it by his signature), and perform such other duties and have such other powers as are appropriate and such as are prescribed by the board of directors or the chairman from time to time.

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Section 3.8  Assistant Secretary. The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors or, in lieu of such determination, by the chairman or the secretary shall, in the absence or disability of the secretary or in case such duties are specifically delegated to him by the board of directors, the chairman, or the secretary, perform the duties and exercise the powers of the secretary and shall, under the supervision of the secretary, perform such other duties and have such other powers as are prescribed by the board of directors, the chairman, or the secretary from time to time.

Section 3.9  Treasurer. The treasurer shall have control of the funds and the care and custody of all the stocks, bonds and other securities of the Corporation and shall be responsible for the preparation and filing of tax returns. He shall receive all moneys paid to the Corporation and shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in its name and on its behalf, and give full discharge for the same. He shall also have charge of the disbursement of the funds of the Corporation and shall keep full and accurate records of the receipts and disbursements. He shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the board of directors and shall perform such other duties and have such other powers as are appropriate and such as are prescribed by the board of directors or the chairman from time to time.

Section 3.10  Assistant Treasurer. The assistant treasurer, if any, or, if there is more than one, the assistant treasurers in the order determined by the board of directors or, in lieu of such determination, by the chairman or the treasurer shall, in the absence or disability of the treasurer or in case such duties are specifically delegated to him by the board of directors, the chairman or the treasurer, perform the duties and exercise the powers of the treasurer and shall, under the supervision of the treasurer, perform such other duties and have such other powers as are prescribed by the board of directors, the chairman or the treasurer from time to time.

Section 3.11  Compensation. Officers shall receive such compensation, if any, for their services as may be authorized or ratified by the board of directors. Election or appointment as an officer shall not of itself create a right to compensation for services performed as such officer.

ARTICLE IV
Committees

Section 4.1  Designation of Committees. The board of directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of such absent or disqualified member.

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Section 4.2  Committee Powers and Authority. The board of directors may provide, by resolution or by amendment to these bylaws, that a committee may exercise all the power and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that a committee may not exercise the power or authority of the board of directors in reference to amending the articles of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors, pursuant to Section 3.3 of Article III of the articles of incorporation, fix the designations and any of the preferences or rights of shares of preferred stock relating to dividends, redemption, dissolution, any distribution of property or assets of the Corporation, or the conversion into, or the exchange of shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 4.3  Committee Procedures. To the extent the board of directors or the committee does not establish other procedures for the committee, each committee shall be governed by the procedures established in Section 2.4 (except as they relate to an annual meeting of the board of directors) and Sections 2.5, 2.6, 2.7, 2.8 and 2.9 of these bylaws, as if the committee were the board of directors.

ARTICLE V
Indemnification

Section 5.1  Expenses for Actions Other Than By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

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Section 5.2  Expenses for Actions By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 5.3  Successful Defense. To the extent that any person referred to in the preceding two sections of this Article V has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in such sections, or in defense of any claim issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 5.4  Determination to Indemnify. Any indemnification under the first two sections of this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth therein. Such determination shall be made (i) by the stockholders, (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (iii) if such quorum is not obtainable or, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

Section 5.5  Expense Advances. Expenses incurred by an officer or director in defending any civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article V.

Section 5.6  Provisions Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article V shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 5.7  Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the Corporation shall have power to purchase and maintain insurance, in such amounts as the board of directors deems appropriate, on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not he is indemnified against such liability or expense under the provisions of this Article V and whether or not the Corporation would have the power or would be required to indemnify him against such liability under the provisions of this Article V or of the Nevada General Corporation Law or by any other applicable law.

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Section 5.8  Surviving Corporation. The board of directors may provide by resolution that references to “the Corporation” in this Article V shall include, in addition to this Corporation, all constituent corporations absorbed in a merger with this Corporation so that any person who was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, employee or agent of another corporation, partnership, joint venture, trust, association or other entity shall stand in the same position under the provisions of this Article V with respect to this Corporation as he would if he had served this Corporation in the same capacity or is or was so serving such other entity at the request of this Corporation, as the case may be.

Section 5.9  Inurement. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 5.10  Employees and Agents. To the same extent as it may do for a director or officer, the Corporation may indemnify and advance expenses to a person who is not and was not a director or officer of the Corporation but who is or was an employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise.

ARTICLE VI
Stock

Section 6.1  Certificates. Every holder of stock in the Corporation represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, signed by or in the name of the Corporation by the chairman of the board of directors, or the president or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 6.2  Facsimile Signatures. Where a certificate of stock is countersigned (i) by a transfer agent other than the Corporation or its employee or (ii) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any such certificate shall cease to be such officer, transfer agent or registrar, whether because of death, resignation or otherwise, before such certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 6.3  Transfer of Stock. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation only upon presentation of the certificate or certificates representing such shares properly endorsed or accompanied by a proper instrument of assignment, except as may otherwise be expressly provided by the laws of the State of Nevada or by order by a court of competent jurisdiction. The officers or transfer agents of the Corporation may, in their discretion, require a signature guaranty before making any transfer.

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Section 6.4  Lost Certificates. The board of directors may direct that a new certificate of stock be issued in place of any certificate issued by the Corporation that is alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance of a new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.5  Registered Stockholders. The Corporation shall be entitled to treat the person in whose name any shares of stock are registered on its books as the owner of such shares for all purposes and shall not be bound to recognize any equitable or other claim or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interest, except as expressly provided by the laws of Nevada.

ARTICLE VII
Seal

The board of directors may, but are not required to, adopt and provide a common seal or stamp which, when adopted, shall constitute the corporate seal of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or manually reproduced.

ARTICLE VIII
Fiscal Year

The board of directors, by resolution, may adopt a fiscal year for the Corporation.

ARTICLE IX
Amendment

These bylaws may at any time and from time to time be amended, altered or repealed by the board of directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

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